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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 27, 2003

                                ----------------

                               AAMPRO GROUP, INC.
                 (Formerly, Trident Systems International, Inc.)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             NEVADA                 000-30769          87-0419231
  ----------------------------   ---------------- -------------------
     (State or other jurisdiction  (Commission       (IRS Employer
        of incorporation)          File Number)      Identification No.)


                  3592 Route 22 W, Whitehouse, New Jersey 08888
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (908) 534-1446


ITEM 5.   OTHER EVENTS

     Effective January 27, 2003, the registrant amended its Articles of Incorporation to change its corporate name to "AAMPRO Group, Inc." The amendment was approved by approved by the stockholders in a written consent of stockholders holding a majority of the voting power

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     Effective at the start of trading on January 27, 2003, the ticker symbol for the registrant's common stock, which is listed on the Over The Counter Bulletin Board was changed to "AAPO", to reflect the registrant's name change. Stockholders do not need to exchange stock certificates in connection with the corporate name and ticker symbol changes.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

     Exhibit               Description
     -------               -----------

     3.1                    Certificate of Amendment

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         AAMPRO  Group,  Inc.
                         ---------------------------------
                         (Registrant)



Date:  February 4, 2003   /s/ Stephen Farkas
                         ----------------------------
                         Stephen  Farkas,  Chief  Executive
                         Officer

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Exhibit 3.1


                            ARTICLES OF AMENDMENT TO

                          ARTICLES OF INCORPORATION OF

                       TRIDENT SYSTEMS INTERNATIONAL, INC.

     Pursuant to the provisions of Section 78.385 of the Nevada Revised Statutes, the undersigned corporation, Trident Systems International, Inc. (the "Corporation") adopts the following Articles of Amendment to its Articles of Incorporation.

                              Article I. Amendment
                              --------------------

The Articles of Incorporation of the Corporation are amended as follows:

Amendment I - Name

     The name of the Corporation shall be amended to be "AAMPRO Group, Inc"


                       Article II. Date Amendment Adopted
                       ----------------------------------

     The amendment set forth in these Articles of Amendment was adopted on November 21, 2002.


                 Article III. Shareholder Approval of Amendment
                 ----------------------------------------------

     The amendment set forth in these Articles of Amendment was proposed by the Corporation's Board of Directors and approved by the shareholders by a vote sufficient for approval of the amendment.

     The undersigned executed this document on the date shown below.

                              /s/ Stephen Farkas
                              --------------------------------
                              Stephen Farkas
                              CEO and Director


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